UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 5, 2010

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

☐      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 2.02                      Results of Operations and Financial Conditions

Item 9.01	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1	Press release entitled “Altair Nanotechnologies Reports Second Quarter 2010 Financial Results.”

Item 2.02  Results of Operations and Financial Condition.

On August 5, 2010, Altair Nanotechnologies Inc. (the "Company") issued a press release entitled “Altair Nantechnologies Reports Second Quarter 2010 Financial Results.” The full text of the press release is provided hereto as Exhibit 99.1 and is hereby incorporated by reference into this item 2.02.

The Company will hold a conference call to discuss its second quarter 2010 results on Thursday, August 5, 2010 at 11:00 a.m. Eastern Daylight Time (EDT).  Shareholders and members of the investment community are invited to participate in the conference call. The dial-in number for both U.S. and international callers is +1 877-303-5858. Please dial in to the conference five minutes before the call is scheduled to begin. Ask the operator for the Altair Nanotechnologies call.

An audio replay of the conference call will be available from 2:00 p.m. EDT, Thursday, August 5, until Midnight EDT, August 12, 2010. It can be accessed by dialing +1 706-645-9291 and entering conference number 87919742.

Additionally, the conference call and replay will be available online, and can be accessed by visiting Altairnano's web site, www.altairnano.com.

The information in this Current Report on Form 8K (including the exhibits) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1  Press Release issued by Altair Nanotechnologies Inc. dated August 5, 2010 entitled “Altair Nanotechnologies Reports Second Quarter 2010 Financial Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: August 5, 2010	By /s/ John Fallini
John Fallini, Chief Financial Officer